Exhibit 99.3
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED IN THE MATERIALS MAILED WITH THIS BALLOT.
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF NEW YORK

In re	)	Chapter 11
)
	)	Case No. 07-
BALLY TOTAL FITNESS OF GREATER	)	(Joint Administration Requested)
NEW YORK, INC., et al.,*	)
	)	Honorable
Debtors.	) )
BENEFICIAL OWNER BALLOT FOR ACCEPTING OR REJECTING
THE JOINT PREPACKAGED CHAPTER 11 PLAN OF REORGANIZATION OF
BALLY TOTAL FITNESS HOLDING CORPORATION AND ITS AFFILIATE DEBTORS
beneficial owner ballot for voting the 9.875% Senior Subordinated Notes due 2007, Series B,
and the 9.875% Senior Subordinated Notes due 2007, Series D, issued by Bally total fitness holding corporation
(CLASS 6A: Prepetition Senior Subordinated Notes Claims)
(CUSIP Number 05873K-AF-5)
If you are a beneficial owner of any of the 9.875% Senior Subordinated Notes due 2007, Series B, and/or the 9.875% Senior Subordinated Notes due 2007, Series D, issued by Bally Total Fitness Holding Corporation (collectively, the “Notes”), please use this Ballot to cast your vote to accept or reject The Joint Prepackaged Chapter 11 Plan Of Reorganization Of Bally Total Fitness Holding Corporation And Its Affiliate Debtors (the “Plan”). Capitalized terms used and not otherwise defined herein shall have the meaning set forth in the Plan. The Plan is Exhibit 1 to the Disclosure Statement, dated June 27, 2007 (the “Disclosure Statement”), which accompanies this Ballot. The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims in each class that vote on the Plan, and if it otherwise satisfies the requirements of section 1129(a) of the Bankruptcy

*	The Debtors in these proceedings are: Bally Total Fitness Holding Corporation, Bally Total Fitness Corporation, Bally ARA Corporation, Bally Fitness Franchising, Inc., Bally Franchise RSC, Inc., Bally Franchising Holdings, Inc., Bally Real Estate I LLC, Bally REFS West Hartford, LLC, Bally Sports Clubs, Inc., Bally Total Fitness Franchising, Inc., Bally Total Fitness International, Inc., Bally Total Fitness of California, Inc., Bally Total Fitness of Colorado, Inc., Bally Total Fitness of Connecticut Coast, Inc., Bally Total Fitness of Connecticut Valley, Inc., Bally Total Fitness of Greater New York, Inc., Bally Total Fitness of Minnesota, Inc., Bally Total Fitness of Missouri, Inc., Bally Total Fitness of Philadelphia, Inc., Bally Total Fitness of Rhode Island, Inc., Bally Total Fitness of the Mid-Atlantic, Inc., Bally Total Fitness of the Midwest, Inc., Bally Total Fitness of the Southeast, Inc., Bally Total Fitness of Toledo, Inc., Bally Total Fitness of Upstate New York, Inc., BTF Cincinnati Corporation, BTF Europe Corporation, BTF Indianapolis Corporation, BTF Minneapolis Corporation, BTF/CFI, Inc., BTFCC, Inc., BTFF Corporation, Greater Philly No. 1 Holding Company, Greater Philly No. 2 Holding Company, Health & Tennis Corporation of New York, Holiday Health Clubs of the East Coast, Inc., Holiday/Southeast Holding Corp., Jack LaLanne Holding Corp., New Fitness Holding Co., Inc., Nycon Holding Co., Inc., Rhode Island Holding Company, Tidelands Holiday Health Clubs, Inc., and U.S. Health, Inc.

Bally - Beneficial Owner Ballot for 9.875% Senior Subordinated Notes, Due 2007

Code. If the requisite acceptances are not obtained (or if a class of claims or interests is deemed to reject the Plan), the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code. To have your votes count, you must complete, sign and return this Ballot in accordance with the instructions described below.

important
VOTING DEADLINE: 4:00 P.M., EASTERN TIME ON JULY 27, 2007.
REVIEW THE ACCOMPANYING DISCLOSURE STATEMENT FOR THE PLAN.
DO NOT RETURN ANY SECURITIES WITH THIS BALLOT. This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.

how to vote
1.	COMPLETE ITEM 1 (if not already filled out by your nominee) AND ITEM 2 AND COMPLETE ITEM 3 (if applicable).

2.	REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 4 AND ITEM 5.

3.	SIGN THE BALLOT (unless your Ballot has already been signed or “prevalidated” by your nominee). Unsigned ballots will not be counted.

4.	RETURN THE BALLOT IN THE PRE-ADDRESSED POSTAGE-PAID ENVELOPE (if the enclosed envelope is addressed to your nominee, make sure your nominee receives your Ballot in sufficient time to submit it or a master ballot on your behalf before the Voting Deadline).

5.	YOU WILL RECEIVE A SEPARATE BALLOT FOR EACH ISSUE OF SECURITIES YOU OWN WHICH IS ENTITLED TO BE VOTED UNDER THE PLAN.

6.	YOU MUST VOTE ALL YOUR NOTES EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT YOUR VOTE.
An authorized signatory of an eligible beneficial owner may execute this Ballot, but must provide the name and address of the beneficial owner on this Ballot and may be required to submit evidence to the Bankruptcy Court demonstrating such signatory’s authorization to vote on behalf of the beneficial owner. Authorized signatories voting on behalf of more than one beneficial owner must complete a separate Ballot for each owner.
You may receive multiple mailings containing Ballots, especially if you own your Notes through more than one bank, broker, or other intermediary. You should vote each Ballot that you receive for all of the Notes that you beneficially own.
You must provide all of the information requested by this Ballot. Failure to do so may result in the disqualification of your vote.

Bally - Beneficial Owner Ballot for 9.875% Senior Subordinated Notes, Due 2007

Item 1.	Principal Amount of Notes Voted. The undersigned certifies that as of June 22, 2007, the undersigned was either the beneficial owner, or the nominee of a beneficial owner, of Notes in the following aggregate unpaid principal amount (insert amount in the box below). If your Notes are held by a nominee on your behalf and you do not know the amount, please contact your nominee immediately.

$
Item 2.	Vote. The beneficial owner of the Notes identified in Item 1 votes as follows (check one box only-if you do not check a box your vote will not be counted):
☐ to Accept (votes for) the Plan.       ☐ to Reject (votes against) the Plan.
A vote to accept the Plan will be deemed an acceptance of the releases and injunctions contained in Article Ten of the Plan.
Item 3.	Identify All Other Notes Voted. By returning this Ballot, the beneficial owner of the Notes identified in Item 1 certifies that (a) this Ballot is the only Ballot submitted for the Notes owned by such beneficial owner, except for the Notes identified in the following table, and (b) all Ballots for Notes submitted by the beneficial owner indicate the same vote to accept or reject the Plan that the beneficial owner has indicated in Item 2 of this Ballot (please use additional sheets of paper if necessary):
ONLY COMPLETE ITEM 3 IF YOU HAVE SUBMITTED OTHER
BALLOTS

	Name of	Principal Amount
Account Number	Holder*	of Other Notes Voted
$
$

*	Insert your name if the notes are held by you in record name or, if held in street name, insert the name of your broker or bank.

Bally - Beneficial Owner Ballot for 9.875% Senior Subordinated Notes, Due 2007

Item 4.	Authorization. By returning this Ballot, the beneficial owner of the Notes identified in Item 1 (or nominee of such beneficial owner) certifies that it (a) has full power and authority to vote to accept or reject the Plan with respect to the Notes listed in Item 1, (b) was the beneficial owner of the Notes described in Item 1 (or nominee of such beneficial owner) on and as of June 22, 2007, and (c) has received a copy of the Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Disclosure Statement.

Name:

(Print or Type)
Social Security or Federal Tax I.D. No.:

(Optional)
Signature:

By:

(If Appropriate)
Title:

(If Appropriate)
Street Address:

City, State, Zip Code:

Telephone Number: ( )

Date Completed:

Item 5.	Confirmations. By returning this Ballot, the beneficial owner of the Notes identified in Item 1 will also be confirming and acknowledging that (i) such owner and/or legal and financial advisors acting on its behalf has had the opportunity to ask questions of, and receive answers from, the Debtors concerning the terms of the Plan, the business of the Debtors and other related matters, (ii) the Debtors have made available to such owner or its agents all documents and information relating to the Plan and related matters reasonably requested by or on behalf of such owner and (iii) other than what is included in the materials mailed with this Ballot, such owner has not relied on any statements made or other information received from any Person with respect to the Plan.

By returning this Ballot, the beneficial owner of the Notes identified in Item 1 also acknowledges that the securities being offered pursuant to the Plan are not being offered pursuant to a registration statement filed with the Securities and Exchange Commission and represents that any such securities will be acquired for its own account and not with a view to any distribution of such securities in violation of the Securities Act.

By returning this Ballot, the beneficial owner of the Notes identified in Item 1 also authorizes and instructs its nominee (i) to furnish the voting information and the amount of Notes the nominee holds on its behalf in a master ballot transmitted to the Debtors or their agent (unless this is a prevalidated ballot forwarded directly to the Special Voting Agent in accordance with the nominee’s instructions), and (ii) to retain this Ballot and related information in its records for at least one year after the Voting Deadline.

Bally - Beneficial Owner Ballot for 9.875% Senior Subordinated Notes, Due 2007

No fees, commissions, or other remuneration will be payable to any broker, dealer or other person for soliciting votes on the Plan. This Ballot shall not constitute or be deemed a proof of claim or equity interest, an assertion of a claim or equity interest, or an admission by the Debtors of the nature, validity or amount of any claim or interest.

YOUR VOTE MUST BE FORWARDED IN AMPLE TIME FOR YOUR VOTE TO BE ACTUALLY RECEIVED BY THE DEBTORS’ SPECIAL VOTING AGENT, MACKENZIE PARTNERS, INC., BY 4:00 P.M., EASTERN TIME ON JULY 27, 2007, OR YOUR VOTE WILL NOT BE COUNTED. IF THE ENCLOSED ENVELOPE IS ADDRESSED TO YOUR NOMINEE, MAKE SURE YOUR NOMINEE RECEIVES YOUR BALLOT IN SUFFICIENT TIME TO SUBMIT IT OR A MASTER BALLOT ON YOUR BEHALF TO THE DEBTORS’ SPECIAL VOTING AGENT PRIOR TO THE EXPIRATION OF THE VOTING DEADLINE.
IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THIS BALLOT, THE DISCLOSURE STATEMENT, THE PLAN OR OTHER RELATED MATERIALS OR DOCUMENTS, PLEASE CALL GLEN LINDE, SIMON COOPE OR JEANNE CARR, AT (212) 929-5500 (CALL COLLECT) OR (800) 322-2885 (TOLL FREE).
YOU SHOULD REVIEW THE DISCLOSURE STATEMENT AND PLAN CAREFULLY BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND YOUR CLASSIFICATION AND TREATMENT UNDER THE PLAN.

Bally - Beneficial Owner Ballot for 9.875% Senior Subordinated Notes, Due 2007

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED IN THE MATERIALS MAILED WITH THIS BALLOT.
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF NEW YORK

In re	)	Chapter 11
)
	)	Case No. 07-
BALLY TOTAL FITNESS OF GREATER	)	(Joint Administration Requested)
NEW YORK, INC., et al.,*	)
	)	Honorable
Debtors.	)
)
BENEFICIAL OWNER BALLOT FOR ACCEPTING OR REJECTING
THE JOINT PREPACKAGED CHAPTER 11 PLAN OF REORGANIZATION OF
BALLY TOTAL FITNESS HOLDING CORPORATION AND ITS AFFILIATE DEBTORS
beneficial owner ballot for voting the 10.5% Senior Notes due 2011 issued by Bally total fitness holding corporation
(CLASS 5: Prepetition Senior Notes Claims)
(CUSIP Number 05873K-AJ-7)
If you are a beneficial owner of any of the 10.5% Senior Notes due 2011 issued by Bally Total Fitness Holding Corporation (collectively, the “Notes”), please use this Ballot to cast your vote to accept or reject The Joint Prepackaged Chapter 11 Plan Of Reorganization Of Bally Total Fitness Holding Corporation And Its Affiliate Debtors (the “Plan”). Capitalized terms used and not otherwise defined herein shall have the meaning set forth in the Plan. The Plan is Exhibit 1 to the Disclosure Statement, dated June 27, 2007 (the “Disclosure Statement”), which accompanies this Ballot. The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims in each class that vote on the Plan, and if it otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained (or if a class of claims or interests is deemed to reject the Plan), the Bankruptcy Court may nonetheless confirm the Plan if it finds that

*	The Debtors in these proceedings are: Bally Total Fitness Holding Corporation, Bally Total Fitness Corporation, Bally ARA Corporation, Bally Fitness Franchising, Inc., Bally Franchise RSC, Inc., Bally Franchising Holdings, Inc., Bally Real Estate I LLC, Bally REFS West Hartford, LLC, Bally Sports Clubs, Inc., Bally Total Fitness Franchising, Inc., Bally Total Fitness International, Inc., Bally Total Fitness of California, Inc., Bally Total Fitness of Colorado, Inc., Bally Total Fitness of Connecticut Coast, Inc., Bally Total Fitness of Connecticut Valley, Inc., Bally Total Fitness of Greater New York, Inc., Bally Total Fitness of Minnesota, Inc., Bally Total Fitness of Missouri, Inc., Bally Total Fitness of Philadelphia, Inc., Bally Total Fitness of Rhode Island, Inc., Bally Total Fitness of the Mid-Atlantic, Inc., Bally Total Fitness of the Midwest, Inc., Bally Total Fitness of the Southeast, Inc., Bally Total Fitness of Toledo, Inc., Bally Total Fitness of Upstate New York, Inc., BTF Cincinnati Corporation, BTF Europe Corporation, BTF Indianapolis Corporation, BTF Minneapolis Corporation, BTF/CFI, Inc., BTFCC, Inc., BTFF Corporation, Greater Philly No. 1 Holding Company, Greater Philly No. 2 Holding Company, Health & Tennis Corporation of New York, Holiday Health Clubs of the East Coast, Inc., Holiday/Southeast Holding Corp., Jack LaLanne Holding Corp., New Fitness Holding Co., Inc., Nycon Holding Co., Inc., Rhode Island Holding Company, Tidelands Holiday Health Clubs, Inc., and U.S. Health, Inc.

Bally - Beneficial Owner Ballot for 10.5% Senior Notes, Due 2011

the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code. To have your votes count, you must complete, sign and return this Ballot in accordance with the instructions described below.

important
VOTING DEADLINE: 4:00 P.M., EASTERN TIME ON JULY 27, 2007.
REVIEW THE ACCOMPANYING DISCLOSURE STATEMENT FOR THE PLAN.
DO NOT RETURN ANY SECURITIES WITH THIS BALLOT. This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.

how to vote
1.	COMPLETE ITEM 1 (if not already filled out by your nominee) AND ITEM 2 AND COMPLETE ITEM 3 (if applicable).

2.	REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 4 AND ITEM 5.

3.	SIGN THE BALLOT (unless your Ballot has already been signed or “prevalidated” by your nominee). Unsigned ballots will not be counted.

4.	RETURN THE BALLOT IN THE PRE-ADDRESSED POSTAGE-PAID ENVELOPE (if the enclosed envelope is addressed to your nominee, make sure your nominee receives your Ballot in sufficient time to submit it or a master ballot on your behalf before the Voting Deadline).

5.	YOU WILL RECEIVE A SEPARATE BALLOT FOR EACH ISSUE OF SECURITIES YOU OWN WHICH IS ENTITLED TO BE VOTED UNDER THE PLAN.

6.	YOU MUST VOTE ALL YOUR NOTES EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT YOUR VOTE.
An authorized signatory of an eligible beneficial owner may execute this Ballot, but must provide the name and address of the beneficial owner on this Ballot and may be required to submit evidence to the Bankruptcy Court demonstrating such signatory’s authorization to vote on behalf of the beneficial owner. Authorized signatories voting on behalf of more than one beneficial owner must complete a separate Ballot for each owner.
You may receive multiple mailings containing Ballots, especially if you own your Notes through more than one bank, broker, or other intermediary. You should vote each Ballot that you receive for all of the Notes that you beneficially own.
You must provide all of the information requested by this Ballot. Failure to do so may result in the disqualification of your vote.

Bally - Beneficial Owner Ballot for 10.5% Senior Notes, Due 2011

Item 1.	Principal Amount of Notes Voted. The undersigned certifies that as of June 22, 2007, the undersigned was either the beneficial owner, or the nominee of a beneficial owner, of Notes in the following aggregate unpaid principal amount (insert amount in the box below). If your Notes are held by a nominee on your behalf and you do not know the amount, please contact your nominee immediately.
$
Item 2.	Vote. The beneficial owner of the Notes identified in Item 1 votes as follows (check one box only-if you do not check a box your vote will not be counted):
☐ to Accept (votes for) the Plan.       ☐ to Reject (votes against) the Plan.
 A vote to accept the Plan will be deemed an acceptance of the releases and injunctions contained in Article Ten of the Plan.
Item 3.	Identify All Other Notes Voted. By returning this Ballot, the beneficial owner of the Notes identified in Item 1 certifies that (a) this Ballot is the only Ballot submitted for the Notes owned by such beneficial owner, except for the Notes identified in the following table, and (b) all Ballots for Notes submitted by the beneficial owner indicate the same vote to accept or reject the Plan that the beneficial owner has indicated in Item 2 of this Ballot (please use additional sheets of paper if necessary):
ONLY COMPLETE ITEM 3 IF YOU HAVE SUBMITTED OTHER
BALLOTS

	Name of	Principal Amount
Account Number	Holder*	of Other Notes Voted
$
$

*	Insert your name if the notes are held by you in record name or, if held in street name, insert the name of your broker or bank.

Bally - Beneficial Owner Ballot for 10.5% Senior Notes, Due 2011

Item 4.	Authorization. By returning this Ballot, the beneficial owner of the Notes identified in Item 1 (or nominee of such beneficial owner) certifies that it (a) has full power and authority to vote to accept or reject the Plan with respect to the Notes listed in Item 1, (b) was the beneficial owner of the Notes described in Item 1 (or nominee of such beneficial owner) on and as of June 22, 2007, and (c) has received a copy of the Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Disclosure Statement.

Name:

(Print or Type)
Social Security or Federal Tax I.D. No.:

(Optional)
Signature:

By:

(If Appropriate)
Title:

(If Appropriate)
Street Address:

City, State, Zip Code:

Telephone Number: ( )

Date Completed:

Item 5.	Confirmations. By returning this Ballot, the beneficial owner of the Notes identified in Item 1 will also be confirming and acknowledging that (i) such owner and/or legal and financial advisors acting on its behalf has had the opportunity to ask questions of, and receive answers from, the Debtors concerning the terms of the Plan, the business of the Debtors and other related matters, (ii) the Debtors have made available to such owner or its agents all documents and information relating to the Plan and related matters reasonably requested by or on behalf of such owner and (iii) other than what is included in the materials mailed with this Ballot, such owner has not relied on any statements made or other information received from any Person with respect to the Plan.

By returning this Ballot, the beneficial owner of the Notes identified in Item 1 also acknowledges that the securities being offered pursuant to the Plan are not being offered pursuant to a registration statement filed with the Securities and Exchange Commission and represents that any such securities will be acquired for its own account and not with a view to any distribution of such securities in violation of the Securities Act.

By returning this Ballot, the beneficial owner of the Notes identified in Item 1 also authorizes and instructs its nominee (i) to furnish the voting information and the amount of Notes the nominee holds on its behalf in a master ballot transmitted to the Debtors or their agent (unless this is a prevalidated ballot forwarded directly to the Special Voting Agent in accordance with the nominee’s instructions), and (ii) to retain this Ballot and related information in its records for at least one year after the Voting Deadline.

Bally - Beneficial Owner Ballot for 10.5% Senior Notes, Due 2011

No fees, commissions, or other remuneration will be payable to any broker, dealer or other person for soliciting votes on the Plan. This Ballot shall not constitute or be deemed a proof of claim or equity interest, an assertion of a claim or equity interest, or an admission by the Debtors of the nature, validity or amount of any claim or interest.

YOUR VOTE MUST BE FORWARDED IN AMPLE TIME FOR YOUR VOTE TO BE ACTUALLY RECEIVED BY THE DEBTORS’ SPECIAL VOTING AGENT, MACKENZIE PARTNERS, INC., BY 4:00 P.M., EASTERN TIME ON JULY 27, 2007, OR YOUR VOTE WILL NOT BE COUNTED. IF THE ENCLOSED ENVELOPE IS ADDRESSED TO YOUR NOMINEE, MAKE SURE YOUR NOMINEE RECEIVES YOUR BALLOT IN SUFFICIENT TIME TO SUBMIT IT OR A MASTER BALLOT ON YOUR BEHALF TO THE DEBTORS’ SPECIAL VOTING AGENT PRIOR TO THE EXPIRATION OF THE VOTING DEADLINE.
IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THIS BALLOT, THE DISCLOSURE STATEMENT, THE PLAN OR OTHER RELATED MATERIALS OR DOCUMENTS, PLEASE CALL GLEN LINDE, SIMON COOPE OR JEANNE CARR, AT (212) 929-5500 (CALL COLLECT) OR (800) 322-2885 (TOLL FREE).
YOU SHOULD REVIEW THE DISCLOSURE STATEMENT AND PLAN CAREFULLY BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND YOUR CLASSIFICATION AND TREATMENT UNDER THE PLAN.

Bally - Beneficial Owner Ballot for 10.5% Senior Notes, Due 2011

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED IN THE MATERIALS MAILED WITH THIS BALLOT.
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF NEW YORK

In re	)	Chapter 11
)
	)	Case No. 07-
BALLY TOTAL FITNESS OF GREATER	)	(Joint Administration Requested)
NEW YORK, INC., et al.,*	)
	)	Honorable
Debtors.	)
)
MASTER BALLOT FOR ACCEPTING OR REJECTING
THE JOINT PREPACKAGED CHAPTER 11 PLAN OF REORGANIZATION OF
BALLY TOTAL FITNESS HOLDING CORPORATION AND ITS AFFILIATE DEBTORS
MASTER BALLOT FOR VOTING the 10.5% Senior Notes due 2011
issued by Bally total fitness holding corporation
(CLASS 5: Prepetition Senior Notes Claims)
(CUSIP Number 05873K-AJ-7)

THE VOTING DEADLINE BY WHICH YOUR MASTER BALLOT MUST BE ACTUALLY RECEIVED BY THE DEBTORS’ SPECIAL VOTING AGENT, MACKENZIE PARTNERS, INC., is 4:00 P.M., EASTERN TIME ON JULY 27, 2007. IF YOUR MASTER BALLOT IS NOT ACTUALLY RECEIVED ON OR BEFORE THE VOTING DEADLINE, THE VOTES REPRESENTED BY YOUR MASTER BALLOT WILL NOT BE COUNTED.
This Master Ballot is to be used by you, as a broker, bank, or other nominee (or as their proxy holder or agent) (each of the foregoing, a “Nominee”), for beneficial owners of the 10.5% Senior Notes due 2011 issued by Bally Total Fitness Holding Corporation (collectively, the “Notes”), to transmit the votes of such holders in respect of their Notes to accept or reject The Joint

*	The Debtors in these proceedings are: Bally Total Fitness Holding Corporation, Bally Total Fitness Corporation, Bally ARA Corporation, Bally Fitness Franchising, Inc., Bally Franchise RSC, Inc., Bally Franchising Holdings, Inc., Bally Real Estate I LLC, Bally REFS West Hartford, LLC, Bally Sports Clubs, Inc., Bally Total Fitness Franchising, Inc., Bally Total Fitness International, Inc., Bally Total Fitness of California, Inc., Bally Total Fitness of Colorado, Inc., Bally Total Fitness of Connecticut Coast, Inc., Bally Total Fitness of Connecticut Valley, Inc., Bally Total Fitness of Greater New York, Inc., Bally Total Fitness of Minnesota, Inc., Bally Total Fitness of Missouri, Inc., Bally Total Fitness of Philadelphia, Inc., Bally Total Fitness of Rhode Island, Inc., Bally Total Fitness of the Mid-Atlantic, Inc., Bally Total Fitness of the Midwest, Inc., Bally Total Fitness of the Southeast, Inc., Bally Total Fitness of Toledo, Inc., Bally Total Fitness of Upstate New York, Inc., BTF Cincinnati Corporation, BTF Europe Corporation, BTF Indianapolis Corporation, BTF Minneapolis Corporation, BTF/CFI, Inc., BTFCC, Inc., BTFF Corporation, Greater Philly No. 1 Holding Company, Greater Philly No. 2 Holding Company, Health & Tennis Corporation of New York, Holiday Health Clubs of the East Coast, Inc., Holiday/Southeast Holding Corp., Jack LaLanne Holding Corp., New Fitness Holding Co., Inc., Nycon Holding Co., Inc., Rhode Island Holding Company, Tidelands Holiday Health Clubs, Inc., and U.S. Health, Inc.
Bally - Master Ballot for 10.5% Senior Notes, Due 2011

Prepackaged Chapter 11 Plan Of Reorganization Of Bally Total Fitness Holding Corporation And Its Affiliate Debtors (the “Plan”). Capitalized terms used and not otherwise defined herein shall have the meaning set forth in the Plan. The Plan is Exhibit 1 to the Disclosure Statement, dated June 27, 2007 (the “Disclosure Statement”), which accompanies this Ballot. Before you transmit such votes, please review the Disclosure Statement carefully, including the voting procedures explained in Section I.D thereof.
The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you and the beneficial owners of Notes for which you are the Nominee if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims in each class that vote on the Plan, and if it otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained (or if a class of claims or interests is deemed to reject the Plan), the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.
PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. COMPLETE, SIGN, AND DATE THIS MASTER BALLOT, AND RETURN IT SO THAT IT IS ACTUALLY RECEIVED BY THE DEBTORS’ SPECIAL VOTING AGENT, MACKENZIE PARTNERS, INC. ON OR BEFORE THE VOTING DEADLINE OF 4:00 P.M., EASTERN TIME ON JULY 27, 2007. IF THIS MASTER BALLOT IS NOT COMPLETED, SIGNED, AND ACTUALLY RECEIVED BY THE DEBTORS’ SPECIAL VOTING AGENT PRIOR TO THE EXPIRATION OF THE VOTING DEADLINE, THEN THE VOTES TRANSMITTED BY THIS MASTER BALLOT WILL NOT BE COUNTED.
Bally - Master Ballot for 10.5% Senior Notes, Due 2011

Item 1.	Certification of Authority to Vote. The undersigned certifies that as of the June 22, 2007 record date, the undersigned (please check the applicable box):
☐	Is a broker, bank, or other nominee for the beneficial owners of the aggregate principal amount of Notes listed in Item 2 below, and is the registered holder of such securities, or

☐	Is acting under a power of attorney and/or agency (a copy of which will be provided upon request) granted by a broker, bank, or other nominee that is the registered holder of the aggregate principal amount of Notes listed in Item 2 below, or

☐	Has been granted a proxy (an original of which is attached hereto) from a broker, bank or other nominee, or a beneficial owner, that is the registered holder of the aggregate principal amount of Notes listed in Item 2 below, and, accordingly, has full power and authority to vote to accept or reject the Plan on behalf of the beneficial owners of the Notes described in Item 2 below.
Item 2.	Class 5 Vote (Prepetition Senior Notes Claims). The undersigned transmits the following votes of beneficial owners in respect of their Notes, and certifies that the following beneficial owners of Notes, as identified by their respective customer account numbers set forth below, are beneficial owners of such securities as of the June 22, 2007 record date and have delivered to the undersigned, as Nominee, Ballots casting such votes (Indicate in the appropriate column the aggregate principal amount voted for each account, or attach such information to this Master Ballot in the form of the following table. Please note: Each beneficial owner must vote all his, her, or its Class 5 Claims (Prepetition Senior Notes Claims) either to accept or reject the Plan, and may not split such vote.):

Your Customer Account	Principal Amount of Notes		Principal Amount of
Number of Each Beneficial	Voted to		Notes Voted to
Owner of Notes	ACCEPT the Plan		REJECT the Plan
1.	$	OR	$

2.	$	OR	$

3.	$	OR	$

4.	$	OR	$

5.	$	OR	$

6.	$	OR	$

7.	$	OR	$

8.	$	OR	$

9.	$	OR	$

10.	$	OR	$

TOTALS	$		$

Bally - Master Ballot for 10.5% Senior Notes, Due 2011

Item 3.	Certification As to Transcription of Information From Item 3 of Beneficial Owner Ballots As to Other Notes Voted by Beneficial Owners. The undersigned certifies that the undersigned has transcribed in the following table the information, if any, provided by beneficial owners in Item 3 of the Beneficial Owner Ballots, identifying any other Notes for which such beneficial owners have submitted other Ballots:

TRANSCRIBE FROM ITEM 3 OF THE BENEFICIAL OWNER BALLOT:
YOUR customer account number			Principal Amount of
for each beneficial owner who	Account Number	Name of Holder	Other Notes Voted
completed Item 3 of the	(Transcribe from Item 3 of	(Transcribe from Item 3 of	(Transcribe from Item 3 of
Beneficial Owner Ballot	Beneficial Owner Ballot)	Beneficial Owner Ballot)	Beneficial Owner Ballot)
1.			$

2.			$

3.			$

4.			$

5.			$

6.			$

7.			$

8.			$

9.			$

10.			$
Bally - Master Ballot for 10.5% Senior Notes, Due 2011

Item 4.	Certification. By signing this Master Ballot, the undersigned certifies that each beneficial owner of Notes listed in Item 2 above has been provided with a copy of the Disclosure Statement, including the exhibits thereto, and acknowledges that the solicitation of votes is subject to all the terms and conditions set forth in the Disclosure Statement.

Name of Broker, Bank, or Other Nominee:

(Print or Type)

Name of Proxy Holder or Agent for Broker, Bank, or Other Nominee (if applicable):

(Print or Type)

DTC No.:

Social Security or Federal Tax I.D. No.:

Signature:

By:

Title:

Street Address:

City, State, Zip Code:

Telephone Number: ( )

Date Completed:

THIS MASTER BALLOT MUST BE ACTUALLY RECEIVED BY THE DEBTORS’ SPECIAL VOTING AGENT, MACKENZIE PARTNERS, INC., BEFORE 4:00 P.M., EASTERN TIME ON JULY 27, 2007 OR THE VOTES TRANSMITTED HEREBY WILL NOT BE COUNTED.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THIS BALLOT, THE DISCLOSURE STATEMENT, THE PLAN OR OTHER RELATED MATERIALS OR DOCUMENTS, PLEASE CALL GLEN LINDE, SIMON COOPE OR JEANNE CARR, AT (212) 929-5500 (CALL COLLECT) OR (800) 322-2885 (TOLL FREE).
Bally - Master Ballot for 10.5% Senior Notes, Due 2011

INSTRUCTIONS FOR COMPLETING THE MASTER BALLOT
  VOTING DEADLINE:
          The Voting Deadline is 4:00 P.M., EASTERN TIME ON JULY 27, 2007, unless extended in writing by the Debtor in their sole discretion. To have the vote of your customers count, you must complete, sign, and return this Master Ballot so that it is ACTUALLY RECEIVED on or before the Voting Deadline by Mackenzie Partners, Inc., at:
Mackenzie Partners, Inc.
105 Madison Ave, 14th Floor
New York, NY 10016
Attn: Glen Linde
          This Master Ballot may also be transmitted via facsimile. If you are sending your Ballot by facsimile, please fax it to: (212) 929-0308 and confirm receipt by calling: (212) 929-5500 (Call Collect) or (800) 322-2885 (Toll Free) and promptly send your original Ballot to Mackenzie Partners, Inc. at the address listed above.
  HOW TO VOTE:
          If you are both the registered owner and beneficial owner of any principal amount of Notes and you wish to vote such Notes, you may complete, execute, and return to Mackenzie Partners, Inc. either a Beneficial Owner Ballot or a Master Ballot.
          If you are transmitting the votes of any beneficial owners of Notes other than yourself, you may either:
1.	Complete and execute the Beneficial Owner Ballot (other than Items 2 and 3) and deliver to the beneficial owner such “prevalidated” Beneficial Owner Ballot, along with the Disclosure Statement and other materials requested to be forwarded. The beneficial owner should complete Items 2 and 3 of that Ballot and return the completed Ballot to Mackenzie Partners, Inc. so as to be received before the Voting Deadline;
OR
2.	For any Beneficial Owner Ballots you do not “prevalidate”:

Deliver the Beneficial Owner Ballot to the beneficial owner, along with the Disclosure Statement and other materials requested to be forwarded, and take the necessary actions to enable such beneficial owner to (i) complete and execute such Beneficial Owner Ballot voting to accept or reject the Plan, and (ii) return the completed and executed Beneficial Owner Ballot to you in sufficient time to enable you to complete the Master Ballot and deliver it to Mackenzie Partners, Inc. before the Voting Deadline; and

Bally - Master Ballot for 10.5% Senior Notes, Due 2011

With respect to all Beneficial Owner Ballots returned to you, you must properly complete the Master Ballot, as follows:
a.	Check the appropriate box in Item 1 on the Master Ballot;

b.	Indicate the votes to accept or reject the Plan in Item 2 of this Master Ballot, as transmitted to you by the beneficial owners of Notes. To identify such beneficial owners without disclosing their names, please use the customer account number assigned by you to each such beneficial owner, or if no such customer account number exists, please assign a number to each account (making sure to retain a separate list of each beneficial owner and the assigned number). IMPORTANT: BENEFICIAL OWNERS MAY NOT SPLIT THEIR VOTES. EACH BENEFICIAL OWNER MUST VOTE ALL HIS, HER, OR ITS NOTES EITHER TO ACCEPT OR REJECT THE PLAN. IF ANY BENEFICIAL OWNER HAS ATTEMPTED TO SPLIT SUCH VOTE, PLEASE CONTACT MACKENZIE PARTNERS, INC. IMMEDIATELY. Any Beneficial Owner Ballot or Master Ballot which is validly executed but which does not indicate acceptance or rejection of the Plan by the indicated beneficial owner or which impermissibly attempts to split a vote will not be counted;

c.	Please note that Item 3 of this Master Ballot requests that you transcribe the information provided by each beneficial owner from Item 3 of each completed Beneficial Owner Ballot relating to other Notes voted;

d.	Review the certification in Item 4 of the Master Ballot;

e.	Sign and date the Master Ballot, and provide the remaining information requested;

f.	If additional space is required to respond to any item on the Master Ballot, please use additional sheets of paper clearly marked to indicate the applicable Item of the Master Ballot to which you are responding;

g.	Contact Mackenzie Partners, Inc. to arrange for delivery of the completed Master Ballot to its offices;

h.	Multiple Master Ballots may be completed and delivered to the Special Voting Agent. Votes reflected by multiple Master Ballots will be counted except to the extent that the votes thereon are duplicative of other Master Ballots. If two or more Master Ballots are inconsistent, the latest Master Ballots actually received prior to the Voting Deadline will, to the extent of such inconsistency, supersede and revoke any prior Master Ballot. If more than one Master Ballot is submitted and the later Master Ballot supplements rather than supersedes the earlier Master Ballot(s), please mark the subsequent Master Ballot with the words “Additional Vote” or such other language as you customarily use to indicate an additional vote that is not meant to revoke an earlier vote; and

i.	Deliver the completed and executed Master Ballot so that it is actually received by Mackenzie Partners, Inc. on or before the Voting Deadline. For each completed and executed Beneficial Owner Ballot returned to you by a beneficial owner, either forward such Beneficial Owner Ballot (along with your Master Ballot) to Mackenzie Partners, Inc. or retain such Beneficial Owner Ballot in your files for at least one year from the Voting Deadline.
Bally - Master Ballot for 10.5% Senior Notes, Due 2011

  PLEASE NOTE:
     This Master Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan. Holders should not surrender, at this time, certificates representing their securities. Mackenzie Partners, Inc. will not accept delivery of any such certificates surrendered together with this Master Ballot. Surrender of securities for exchange may only be made by you, and will only be accepted pursuant to a letter of transmittal which will be furnished to you by the Debtors following confirmation of the Plan by the Bankruptcy Court.
     No Beneficial Owner Ballot or Master Ballot shall constitute or be deemed a proof of claim or equity interest, an assertion of a claim or equity interest, or an admission by the Debtors of the nature, validity or amount of any claim or interest.
     No fees or commissions or other remuneration will be payable to any broker, dealer, or other person for soliciting votes on the Plan. We will, however, upon written request, reimburse you for customary and reasonable mailing and handling expenses incurred by you in forwarding the Beneficial Owner Ballots and other enclosed materials to the beneficial owners of Notes held by you as a nominee or in a fiduciary capacity.

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR ANY OTHER PERSON THE AGENT OF ANY DEBTOR OR MACKENZIE PARTNERS, INC., OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN OR DISCLOSURE STATEMENT, EXCEPT FOR THE STATEMENTS CONTAINED IN THE ENCLOSED DOCUMENTS.
Bally - Master Ballot for 10.5% Senior Notes, Due 2011

IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THE MASTER BALLOT, BALLOTS, DISCLOSURE STATEMENT, THE PLAN, OR OTHER RELATED MATERIALS, PLEASE CALL GLEN LINDE, SIMON COOPE OR JEANNE CARR, AT (212) 929-5500 (CALL COLLECT) OR (800) 322-2885 (TOLL FREE).
Bally - Master Ballot for 10.5% Senior Notes, Due 2011

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED IN THE MATERIALS MAILED WITH THIS BALLOT.
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF NEW YORK

In re	)	Chapter 11
)
	)	Case No. 07-
BALLY TOTAL FITNESS OF GREATER	)	(Joint Administration Requested)
NEW YORK, INC., et al.,*	)
	)	Honorable
Debtors.	)
)
MASTER BALLOT FOR ACCEPTING OR REJECTING
THE JOINT PREPACKAGED CHAPTER 11 PLAN OF REORGANIZATION OF
BALLY TOTAL FITNESS HOLDING CORPORATION AND ITS AFFILIATE DEBTORS
MASTER BALLOT FOR VOTING the 9.875% Senior Subordinated Notes due 2007, Series B,
and the 9.875% Senior Subordinated Notes due 2007, Series D, issued by Bally total fitness holding corporation
(CLASS 6A: Prepetition Senior Subordinated Notes Claims)
(CUSIP Number 05873K-AF-5)

THE VOTING DEADLINE BY WHICH YOUR MASTER BALLOT MUST BE ACTUALLY RECEIVED BY THE DEBTORS’ SPECIAL VOTING AGENT, MACKENZIE PARTNERS, INC., is 4:00 P.M., EASTERN TIME ON JULY 27, 2007. IF YOUR MASTER BALLOT IS NOT ACTUALLY RECEIVED ON OR BEFORE THE VOTING DEADLINE, THE VOTES REPRESENTED BY YOUR MASTER BALLOT WILL NOT BE COUNTED.
This Master Ballot is to be used by you, as a broker, bank, or other nominee (or as their proxy holder or agent) (each of the foregoing, a “Nominee”), for beneficial owners of the 9.875% Senior Subordinated Notes due 2007, Series B, and/or the 9.875% Senior Subordinated Notes due 2007,

*	The Debtors in these proceedings are: Bally Total Fitness Holding Corporation, Bally Total Fitness Corporation, Bally ARA Corporation, Bally Fitness Franchising, Inc., Bally Franchise RSC, Inc., Bally Franchising Holdings, Inc., Bally Real Estate I LLC, Bally REFS West Hartford, LLC, Bally Sports Clubs, Inc., Bally Total Fitness Franchising, Inc., Bally Total Fitness International, Inc., Bally Total Fitness of California, Inc., Bally Total Fitness of Colorado, Inc., Bally Total Fitness of Connecticut Coast, Inc., Bally Total Fitness of Connecticut Valley, Inc., Bally Total Fitness of Greater New York, Inc., Bally Total Fitness of Minnesota, Inc., Bally Total Fitness of Missouri, Inc., Bally Total Fitness of Philadelphia, Inc., Bally Total Fitness of Rhode Island, Inc., Bally Total Fitness of the Mid-Atlantic, Inc., Bally Total Fitness of the Midwest, Inc., Bally Total Fitness of the Southeast, Inc., Bally Total Fitness of Toledo, Inc., Bally Total Fitness of Upstate New York, Inc., BTF Cincinnati Corporation, BTF Europe Corporation, BTF Indianapolis Corporation, BTF Minneapolis Corporation, BTF/CFI, Inc., BTFCC, Inc., BTFF Corporation, Greater Philly No. 1 Holding Company, Greater Philly No. 2 Holding Company, Health & Tennis Corporation of New York, Holiday Health Clubs of the East Coast, Inc., Holiday/Southeast Holding Corp., Jack LaLanne Holding Corp., New Fitness Holding Co., Inc., Nycon Holding Co., Inc., Rhode Island Holding Company, Tidelands Holiday Health Clubs, Inc., and U.S. Health, Inc.
Bally - Master Ballot for 9.875% Senior Subordinated Notes, Due 2007

Series D, issued by Bally Total Fitness Holding Corporation (collectively, the “Notes”), to transmit the votes of such holders in respect of their Notes to accept or reject The Joint Prepackaged Chapter 11 Plan Of Reorganization Of Bally Total Fitness Holding Corporation And Its Affiliate Debtors (the “Plan”). Capitalized terms used and not otherwise defined herein shall have the meaning set forth in the Plan. The Plan is Exhibit 1 to the Disclosure Statement, dated June 27, 2007 (the “Disclosure Statement”), which accompanies this Ballot. Before you transmit such votes, please review the Disclosure Statement carefully, including the voting procedures explained in Section I.D thereof.
The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you and the beneficial owners of Notes for which you are the Nominee if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims in each class that vote on the Plan, and if it otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained (or if a class of claims or interests is deemed to reject the Plan), the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.
PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. COMPLETE, SIGN, AND DATE THIS MASTER BALLOT, AND RETURN IT SO THAT IT IS ACTUALLY RECEIVED BY THE DEBTORS’ SPECIAL VOTING AGENT, MACKENZIE PARTNERS, INC. ON OR BEFORE THE VOTING DEADLINE OF 4:00 P.M., EASTERN TIME ON JULY 27, 2007. IF THIS MASTER BALLOT IS NOT COMPLETED, SIGNED, AND ACTUALLY RECEIVED BY THE DEBTORS’ SPECIAL VOTING AGENT PRIOR TO THE EXPIRATION OF THE VOTING DEADLINE, THEN THE VOTES TRANSMITTED BY THIS MASTER BALLOT WILL NOT BE COUNTED.
Bally - Master Ballot for 9.875% Senior Subordinated Notes, Due 2007

Item 1.	Certification of Authority to Vote. The undersigned certifies that as of the June 22, 2007 record date, the undersigned (please check the applicable box):
☐	Is a broker, bank, or other nominee for the beneficial owners of the aggregate principal amount of Notes listed in Item 2 below, and is the registered holder of such securities, or

☐	Is acting under a power of attorney and/or agency (a copy of which will be provided upon request) granted by a broker, bank, or other nominee that is the registered holder of the aggregate principal amount of Notes listed in Item 2 below, or

☐	Has been granted a proxy (an original of which is attached hereto) from a broker, bank or other nominee, or a beneficial owner, that is the registered holder of the aggregate principal amount of Notes listed in Item 2 below, and, accordingly, has full power and authority to vote to accept or reject the Plan on behalf of the beneficial owners of the Notes described in Item 2 below.
Item 2.	Class 6A Vote (Prepetition Senior Subordinated Notes Claims). The undersigned transmits the following votes of beneficial owners in respect of their Notes, and certifies that the following beneficial owners of Notes, as identified by their respective customer account numbers set forth below, are beneficial owners of such securities as of the June 22, 2007 record date and have delivered to the undersigned, as Nominee, Ballots casting such votes (Indicate in the appropriate column the aggregate principal amount voted for each account, or attach such information to this Master Ballot in the form of the following table. Please note: Each beneficial owner must vote all his, her, or its Class 6A Claims (Prepetition Senior Subordinated Notes Claims) either to accept or reject the Plan, and may not split such vote.):

Your Customer Account	Principal Amount of Notes		Principal Amount of
Number of Each Beneficial	Voted to		Notes Voted to
Owner of Notes	ACCEPT the Plan		REJECT the Plan
1.	$	OR	$

2.	$	OR	$

3.	$	OR	$

4.	$	OR	$

5.	$	OR	$

6.	$	OR	$

7.	$	OR	$

8.	$	OR	$

9.	$	OR	$

10.	$	OR	$

TOTALS	$		$

Bally - Master Ballot for 9.875% Senior Subordinated Notes, Due 2007

Item 3. Certification As to Transcription of Information From Item 3 of Beneficial Owner Ballots As to Other Notes Voted by Beneficial Owners. The undersigned certifies that the undersigned has transcribed in the following table the information, if any, provided by beneficial owners in Item 3 of the Beneficial Owner Ballots, identifying any other Notes for which such beneficial owners have submitted other Ballots:

TRANSCRIBE FROM ITEM 3 OF THE BENEFICIAL OWNER BALLOT:
YOUR customer account number			Principal Amount of
for each beneficial owner who	Account Number	Name of Holder	Other Notes Voted
completed Item 3 of the	(Transcribe from Item 3 of	(Transcribe from Item 3 of	(Transcribe from Item 3 of
Beneficial Owner Ballot	Beneficial Owner Ballot)	Beneficial Owner Ballot)	Beneficial Owner Ballot)
1.			$

2.			$

3.			$

4.			$

5.			$

6.			$

7.			$

8.			$

9.			$

10.			$
Bally - Master Ballot for 9.875% Senior Subordinated Notes, Due 2007

Item 4. Certification. By signing this Master Ballot, the undersigned certifies that each beneficial owner of Notes listed in Item 2 above has been provided with a copy of the Disclosure Statement, including the exhibits thereto, and acknowledges that the solicitation of votes is subject to all the terms and conditions set forth in the Disclosure Statement.

Name of Broker, Bank, or Other Nominee:

(Print or Type)

Name of Proxy Holder or Agent for Broker, Bank, or Other Nominee (if applicable):

(Print or Type)

DTC No.:

Social Security or Federal Tax I.D. No.:

Signature:

By:

Title:

Street Address:

City, State, Zip Code:

Telephone Number: ( )

Date Completed:

THIS MASTER BALLOT MUST BE ACTUALLY RECEIVED BY THE DEBTORS’ SPECIAL VOTING AGENT, MACKENZIE PARTNERS, INC., BEFORE 4:00 P.M., EASTERN TIME ON JULY 27, 2007 OR THE VOTES TRANSMITTED HEREBY WILL NOT BE COUNTED.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THIS BALLOT, THE DISCLOSURE STATEMENT, THE PLAN OR OTHER RELATED MATERIALS OR DOCUMENTS, PLEASE CALL GLEN LINDE, SIMON COOPE OR JEANNE CARR, AT (212) 929-5500 (CALL COLLECT) OR (800) 322-2885 (TOLL FREE).
Bally - Master Ballot for 9.875% Senior Subordinated Notes, Due 2007

INSTRUCTIONS FOR COMPLETING THE MASTER BALLOT
  VOTING DEADLINE:
          The Voting Deadline is 4:00 P.M., EASTERN TIME ON JULY 27, 2007, unless extended in writing by the Debtor in their sole discretion. To have the vote of your customers count, you must complete, sign, and return this Master Ballot so that it is ACTUALLY RECEIVED on or before the Voting Deadline by Mackenzie Partners, Inc., at:
Mackenzie Partners, Inc.
105 Madison Ave, 14th Floor
New York, NY 10016
Attn: Glen Linde
          This Master Ballot may also be transmitted via facsimile. If you are sending your Ballot by facsimile, please fax it to: (212) 929-0308 and confirm receipt by calling: (212) 929-5500 (Call Collect) or (800) 322-2885 (Toll Free) and promptly send your original Ballot to Mackenzie Partners, Inc. at the address listed above.
  HOW TO VOTE:
          If you are both the registered owner and beneficial owner of any principal amount of Notes and you wish to vote such Notes, you may complete, execute, and return to Mackenzie Partners, Inc. either a Beneficial Owner Ballot or a Master Ballot.
          If you are transmitting the votes of any beneficial owners of Notes other than yourself, you may either:
1.	Complete and execute the Beneficial Owner Ballot (other than Items 2 and 3) and deliver to the beneficial owner such “prevalidated” Beneficial Owner Ballot, along with the Disclosure Statement and other materials requested to be forwarded. The beneficial owner should complete Items 2 and 3 of that Ballot and return the completed Ballot to Mackenzie Partners, Inc. so as to be received before the Voting Deadline;
OR
2.	For any Beneficial Owner Ballots you do not “prevalidate”:

Deliver the Beneficial Owner Ballot to the beneficial owner, along with the Disclosure Statement and other materials requested to be forwarded, and take the necessary actions to enable such beneficial owner to (i) complete and execute such Beneficial Owner Ballot voting to accept or reject the Plan, and (ii) return the completed and executed Beneficial Owner Ballot to you in sufficient time to enable you to complete the Master Ballot and deliver it to Mackenzie Partners, Inc. before the Voting Deadline; and

Bally - Master Ballot for 9.875% Senior Subordinated Notes, Due 2007

With respect to all Beneficial Owner Ballots returned to you, you must properly complete the Master Ballot, as follows:
a.	Check the appropriate box in Item 1 on the Master Ballot;

b.	Indicate the votes to accept or reject the Plan in Item 2 of this Master Ballot, as transmitted to you by the beneficial owners of Notes. To identify such beneficial owners without disclosing their names, please use the customer account number assigned by you to each such beneficial owner, or if no such customer account number exists, please assign a number to each account (making sure to retain a separate list of each beneficial owner and the assigned number). IMPORTANT: BENEFICIAL OWNERS MAY NOT SPLIT THEIR VOTES. EACH BENEFICIAL OWNER MUST VOTE ALL HIS, HER, OR ITS NOTES EITHER TO ACCEPT OR REJECT THE PLAN. IF ANY BENEFICIAL OWNER HAS ATTEMPTED TO SPLIT SUCH VOTE, PLEASE CONTACT MACKENZIE PARTNERS, INC. IMMEDIATELY. Any Beneficial Owner Ballot or Master Ballot which is validly executed but which does not indicate acceptance or rejection of the Plan by the indicated beneficial owner or which impermissibly attempts to split a vote will not be counted;

c.	Please note that Item 3 of this Master Ballot requests that you transcribe the information provided by each beneficial owner from Item 3 of each completed Beneficial Owner Ballot relating to other Notes voted;

d.	Review the certification in Item 4 of the Master Ballot;

e.	Sign and date the Master Ballot, and provide the remaining information requested;

f.	If additional space is required to respond to any item on the Master Ballot, please use additional sheets of paper clearly marked to indicate the applicable Item of the Master Ballot to which you are responding;

g.	Contact Mackenzie Partners, Inc. to arrange for delivery of the completed Master Ballot to its offices;

h.	Multiple Master Ballots may be completed and delivered to the Special Voting Agent. Votes reflected by multiple Master Ballots will be counted except to the extent that the votes thereon are duplicative of other Master Ballots. If two or more Master Ballots are inconsistent, the latest Master Ballots actually received prior to the Voting Deadline will, to the extent of such inconsistency, supersede and revoke any prior Master Ballot. If more than one Master Ballot is submitted and the later Master Ballot supplements rather than supersedes the earlier Master Ballot(s), please mark the subsequent Master Ballot with the words “Additional Vote” or such other language as you customarily use to indicate an additional vote that is not meant to revoke an earlier vote; and

i.	Deliver the completed and executed Master Ballot so that it is actually received by Mackenzie Partners, Inc. on or before the Voting Deadline. For each completed and executed Beneficial Owner Ballot returned to you by a beneficial owner, either forward such Beneficial Owner Ballot (along with your Master Ballot) to Mackenzie Partners, Inc. or retain such Beneficial Owner Ballot in your files for at least one year from the Voting Deadline.

Bally - Master Ballot for 9.875% Senior Subordinated Notes, Due 2007

PLEASE NOTE:
     This Master Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan. Holders should not surrender, at this time, certificates representing their securities. Mackenzie Partners, Inc. will not accept delivery of any such certificates surrendered together with this Master Ballot. Surrender of securities for exchange may only be made by you, and will only be accepted pursuant to a letter of transmittal which will be furnished to you by the Debtors following confirmation of the Plan by the Bankruptcy Court.
     No Beneficial Owner Ballot or Master Ballot shall constitute or be deemed a proof of claim or equity interest, an assertion of a claim or equity interest, or an admission by the Debtors of the nature, validity or amount of any claim or interest.
     No fees or commissions or other remuneration will be payable to any broker, dealer, or other person for soliciting votes on the Plan. We will, however, upon written request, reimburse you for customary and reasonable mailing and handling expenses incurred by you in forwarding the Beneficial Owner Ballots and other enclosed materials to the beneficial owners of Notes held by you as a nominee or in a fiduciary capacity.

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR ANY OTHER PERSON THE AGENT OF ANY DEBTOR OR MACKENZIE PARTNERS, INC., OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN OR DISCLOSURE STATEMENT, EXCEPT FOR THE STATEMENTS CONTAINED IN THE ENCLOSED DOCUMENTS.
Bally - Master Ballot for 9.875% Senior Subordinated Notes, Due 2007

IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THE MASTER BALLOT, BALLOTS, DISCLOSURE STATEMENT, THE PLAN, OR OTHER RELATED MATERIALS, PLEASE CALL GLEN LINDE, SIMON COOPE OR JEANNE CARR, AT (212) 929-5500 (CALL COLLECT) OR (800) 322-2885 (TOLL FREE).
Bally - Master Ballot for 9.875% Senior Subordinated Notes, Due 2007